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                                                                  EXHIBIT 10 (a)
March 28, 2002


Mr. Shoichiro Irimajiri
President
Shoichiro Irimajiri, Inc.
Believe A Hamamatsucho 5F
1-9-10 Hamamatsu-cho Minato-ku
Tokyo 105-0013, Japan

Dear Mr. Irimajiri:

Pursuant to Clause 11.3 of the Consulting Agreement dated May 4, 2001, this letter will serve to confirm our mutual agreement to extend said Consulting Agreement for an additional period to end on August 31, 2002. Such extension shall be upon the same terms and conditions stated in the original Consulting Agreement including, without limitation, the compensation provisions contained in Article 5 therein.

If you are in agreement with the foregoing, please countersign this letter and return copies to Choon Chon and me for our files. We both look forward to working with you to achieve positive results from Project Mt. Everest during the coming months.

Very truly yours,



THE FOREGOING AGREEMENT IS CONFIRMED

Shoichiro Irimajiri Inc.                        Delphi Automotive Systems LLC

/s/  Shoichiro Irimajiri                        /s/  Choon Chon
----------------------------------              --------------------------------
By:  Mr. Shoichiro Irimajiri                    By:  Mr. Choon Chon
Title:  President                               Title:  Vice President
                                                Date: April 1, 2002

                                                /s/ Mark Weber
                                                --------------------------------
                                                By: Mark R. Weber
                                                Title: Executive Vice President
                                                Date: April 3, 2002